UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Trust for Advised Portfolios

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Proxy Materials
PLEASE CAST YOUR VOTE NOW!
OPPORTUNITY TRUST

Class A	LGOAX
Class C	LMOPX
Class FI	LMOFX
Class R	LMORX
Class I	LMNOX
Class IS	MVISX

a series of
TRUST FOR ADVISED PORTFOLIOS
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-855-796-2120

February 10, 2023
Dear Fund Shareholder:

Enclosed is a Notice of Special Meeting of Shareholders of the Fund to be held on April 12, 2023 (the “Meeting”), together with a proxy statement and proxy card relating to the two proposals described below.

Miller Value Partners, LLC (“MVP”) is the investment adviser to the Opportunity Trust (formerly the Miller Opportunity Trust) (the “Fund”), a series of Trust for Advised Portfolios (the “Trust”). MVP has served as the investment adviser to the Fund since its inception pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and MVP (the “Current Advisory Agreement”). Beginning in 2014 and until December 31, 2022 when William H. Miller III (“Bill Miller III”) retired, Samantha McLemore and Bill Miller III were the Fund’s co-portfolio managers. On January 1, 2023, Ms. McLemore became the sole portfolio manager for the Fund and Bill Miller III serves as a senior adviser to Patient Capital Management, LLC (“PCM”). MVP intends to assign all of its obligations under the Current Advisory Agreement to PCM, a registered investment adviser owned by Ms. McLemore and Bill Miller III (the “Transaction”). Samantha McLemore owns a controlling interest in PCM, and Bill Miller III owns a minority interest in PCM.

The first proposal relates to the approval of a new investment advisory agreement (the “Proposed Advisory Agreement”) between the Trust, on behalf of the Fund, and PCM. Under the Investment Company Act of 1940 (the “1940 Act”), the Transaction will result in the automatic termination of the Current Advisory Agreement. Therefore, in order for PCM to serve as the Fund’s investment adviser, and for Samantha McLemore to continue to serve as the portfolio manager for the Fund following the Transaction, the Proposed Advisory Agreement must be approved by the Fund’s shareholders. The material terms of the Proposed Advisory Agreement are identical to the material terms of the Current

Advisory Agreement, and the approval of the Proposed Advisory Agreement will not result in any change in the Fund’s investment strategies or advisory fee.

The second proposal relates to the reclassification of the Fund from diversified to non-diversified under the 1940 Act by eliminating the Fund’s fundamental policy regarding diversification. A non-diversified fund is permitted to invest a larger percentage of its assets in the securities of a single issuer or a smaller number of issuers. The Fund’s portfolio manager believes reclassifying the Fund as non-diversified would provide increased investment flexibility.

If you were a shareholder of record of the Fund as of the close of business on December 30, 2022, you are entitled to vote at the Meeting and at any postponement or adjournment thereof. While you are, of course, welcome to join us at the Meeting, most shareholders will cast their votes by filling out and signing the enclosed proxy card. The Board of Trustees of the Fund has recommended approval of the Proposed Advisory Agreement and the reclassification of the diversification status for the Fund, and encourages you to vote “FOR” both proposals. If you have any questions regarding the issues to be voted on, please do not hesitate to call 1-855-796-2120.

Your vote is important, no matter how many shares you own. Even if you plan to attend the Meeting, to help ensure that your vote is represented, please either complete, date, sign and return the enclosed proxy card by mailing it in the enclosed postage-paid envelope or follow the instructions under “Important information to help you understand and vote on the proposals” to vote by phone or internet. You may revoke your proxy at any time before it is actually voted by providing written notice of your revocation to the undersigned, by submitting a subsequent proxy or by voting in person at the Meeting.

Thank you for taking the time to consider these important proposals and for your continuing investment in the Fund.

Sincerely,

Scott A. Resnick
Secretary
Trust for Advised Portfolios

Important information to help you understand and vote on the proposals

Please read the full text of the proxy statement.  Below is a brief overview of the proposals to be voted upon.  Your vote is important.

Q:    What is this document, and why did you send it to me?

A:    This document is a proxy statement. We are sending this document to you for your use in deciding whether to approve the proposed investment advisory agreement (the “Proposed Advisory Agreement”) between Trust for Advised Portfolios (the “Trust”), on behalf of the Opportunity Trust (formerly the Miller Opportunity Trust) (the “Fund”), and Patient Capital Management, LLC (“PCM”) (“Proposal 1”). Approval of the Proposed Advisory Agreement enables PCM to serve as the investment adviser for the Fund, which is, under the current investment advisory agreement (the “Current Advisory Agreement”), managed by Miller Value Partners, LLC (“MVP”).

Further, we are asking for your decision on whether to approve the Fund’s reclassification from diversified to non-diversified under the Investment Company Act of 1940 (the “1940 Act”) by eliminating the Fund’s fundamental policy regarding diversification (“Proposal 2” and together with Proposal 1, the “Proposals”). This document includes the Notice of Special Meeting of Shareholders, a proxy statement, and a proxy card.

Q:    What is a proxy?

A:    A proxy is a person who votes the shares of another person who could not attend a meeting. The term “proxy” also refers to the proxy card or other method of appointing a proxy. When you submit your proxy, you are appointing Scott A. Resnick, Russell B. Simon, and Eric T. McCormick, each of whom are officers of the Trust, as your proxies, and you are giving them permission to vote your mutual fund shares at the special meeting. The appointed proxies will vote your mutual fund shares as you instruct, unless you submit your signed proxy without instructions. In that case, they will vote FOR the Proposals. With respect to any other proposals to be voted upon, they will vote in accordance with the recommendation of the Board of Trustees of the Trust (the “Board”) or, in the absence of such a recommendation, in their discretion. If you do not submit your proxy, they will not vote your mutual fund shares. Abstaining or not voting your proxy may have the same effect as voting “no” for a Proposal. For more information about abstentions or not voting, please refer to the “Required Vote” heading in the General Information section of the proxy statement. This is why it is important for you to return the proxy card to us as soon as possible whether or not you plan on attending the meeting.

Q:    What am I being asked to vote on?

A:    You are being asked to approve the Proposed Advisory Agreement between the Trust, on behalf of the Fund, and PCM. You are also being asked to approve the reclassification of the Fund from
Q&A 1

diversified to non-diversified by eliminating the Fund’s fundamental policy with respect to diversification.

Proposal 1 relates to an assignment of investment advisory services with respect to the Fund. MVP intends to assign all of its obligations under the Current Advisory Agreement to PCM, a registered investment adviser owned by Samantha McLemore and William H. Miller III (“Bill Miller III”), pursuant to the terms of an asset purchase agreement between PCM and MVP (the “Transaction”). Samantha McLemore owns a controlling interest in PCM and Bill Miller III owns a minority interest in PCM. After Bill Miller III retired from his role as co-portfolio manager at the end of 2022, Samantha McLemore became the sole portfolio manager for the Fund on January 1, 2023. Bill Miller III is a senior adviser to PCM.

Under the 1940 Act and the terms of the Current Advisory Agreement, the Transaction will result in the automatic termination of the Current Advisory Agreement. Accordingly, on June 29, 2022, the Board approved the Proposed Advisory Agreement and is asking shareholders to approve the Proposed Advisory Agreement.

The Transaction will not consummate until after shareholders have approved the Proposed Advisory Agreement. If shareholders do not approve Proposal 1, MVP will continue to manage the Fund pursuant to the Current Advisory Agreement and MVP and the Board will consider alternative options.

Proposal 1 is seeking shareholder approval of the Proposed Advisory Agreement. The material terms of the Proposed Advisory Agreement are substantially identical to the material terms of the Current Advisory Agreement including the advisory fee. Specifically, there are no material differences in the obligations of PCM under the Proposed Advisory Agreement and those of MVP under the Current Advisory Agreement.

Proposal 2 is seeking shareholder approval to reclassify the Fund from diversified to non-diversified by eliminating the Fund’s fundamental policy regarding diversification.

As a diversified fund, the Fund is subject to certain limitations set forth in the 1940 Act that limit the percentage of the Fund’s assets that can be invested in the securities of any single issuer or group of issuers. If the reclassification is approved, the Fund would be permitted to invest a larger percentage of its assets in the securities of a single issuer or a smaller number of issuers, as described in greater detail below. Both MVP and PCM believe reclassifying the Fund as non-diversified is in the best interests of the Fund and its shareholders because it provides the Fund’s portfolio manager with increased investment flexibility. If Proposal 2 is approved, the Fund will begin operating as a non-diversified fund on or about April 12, 2023. The Adviser does not expect the Fund to incur any expenses with respect to its reclassification as non-diversified. Though the Fund will be classified as non-diversified, the Adviser will not immediately reposition the Fund and will continue transacting in the ordinary course of business in a manner such that the Fund will not pay any additional transaction fees or taxes with respect to its reclassification.

Q&A 2

Q:    How will my approval of the Proposals affect the management and operation of the Fund?

A:    Approval of Proposal 1 will result in PCM becoming the Fund’s investment adviser and assuming investment management responsibilities for the Fund. PCM is owned by Samantha McLemore and Bill Miller III. Samantha McLemore owns a controlling interest in PCM, and Bill Miller III owns a minority interest in PCM. Ms. McLemore has worked on the Fund since 2002 and has been part of the portfolio management team for the Fund since 2008. Beginning in 2014 and until December 31, 2022 when Bill Miller III retired, Ms. McLemore and Bill Miller III were the Fund’s co-portfolio managers. Ms. McLemore became the sole portfolio manager for the Fund on January 1, 2023, and Bill Miller III serves as a senior adviser to PCM. Approval of Proposal 1 will not result in any changes to the investment objective, principal investment strategies, or advisory fee of the Fund.

Approval of Proposal 2 will result in the Fund being reclassified as a non-diversified fund under the provisions of the 1940 Act. As a non-diversified fund, the Fund’s portfolio manager will be permitted to invest a larger percentage of the Fund’s assets in the securities of a single issuer or a smaller number of issuers.

Q:    How will my approval of Proposal 1 affect the expenses of the Fund?

A:    If Proposal 1 is approved, the investment advisory fee paid by the Fund will not increase. In addition, PCM has agreed to maintain the Fund’s current expense caps for a two-year period after the date of the Transaction. After two years, the Fund’s operating expenses may increase.

Q:    How will my approval of Proposal 2 affect the expenses of the Fund?

A:    If Proposal 2 is approved, the reclassification of the Fund from diversified to non-diversified is not expected to have a material impact on the fees or expenses of the Fund.

Q:    What’s the difference between diversified funds and non-diversified funds?

A:    Under the 1940 Act, a mutual fund is classified as either diversified or non-diversified, which governs the degree of diversification a fund must maintain with respect to its ownership of securities. The Fund is currently classified as a diversified fund and, therefore, must operate in compliance with the 1940 Act diversification requirements, which limit the percentage of the Fund’s assets that can be invested in the securities of any single issuer or group of issuers. If Proposal 2 is approved, the Fund would be permitted to invest a larger percentage of its assets in a single issuer or a smaller number of issuers.

Section 5(b) of the 1940 Act requires a fund to be classified as either diversified or non-diversified, and its status as diversified is considered a fundamental policy. To be a diversified company under the 1940 Act means that at least 75% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an
Q&A 3

amount not greater in value than 5% of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer. Diversified funds are subject to the above restrictions and non-diversified funds are not. As a result, a non-diversified fund is permitted to hold a greater percentage of its assets in the securities of a single issuer or in a smaller number of issuers. Under the 1940 Act, a non-diversified fund is permitted to operate as a diversified fund, but a diversified fund cannot become non-diversified unless shareholders approve the change. Under applicable SEC guidance, if a non-diversified fund operates for more than three years as diversified, it is considered diversified for SEC diversification purposes, which would then require board and shareholder approval to switch back to non-diversified.

The Fund is the successor to a mutual fund established in 1999 that was managed since its inception by Bill Miller III. Samantha M. McLemore and Mr. Miller managed that fund as co-portfolio managers beginning in 2014 until Mr. Miller retired at the end of 2022, and Ms. McLemore became the sole portfolio manager for the Fund on January 1, 2023. Since inception of the Fund’s predecessor in 1999, portfolio management has utilized a flexible strategy in the selection of investments, not limited by investment style or asset class. The predecessor to the Fund was established as a non-diversified fund, and that status was indirectly affirmed by shareholders when the predecessor fund was reorganized into the Fund in 2017. The Fund became a diversified fund in 2020 after operating within diversified fund limitations for three consecutive years. The portfolio manager believes that the Fund’s reclassification as a non-diversified fund will provide the portfolio manager with more flexibility to pursue the current investment strategy, and that such reclassification will benefit the Fund and its shareholders.

Q:    What are the primary reasons for the Board’s approval of the Adviser to serve as the investment adviser of the Fund and the reclassification of the diversification status of the Fund?

A:    The Board weighed a number of factors in reaching its decision to approve PCM to serve as the investment adviser for the Fund, including the qualifications and resources of PCM and the tenure of Ms. McLemore as a co-portfolio manager for the Fund. After Bill Miller III’s retirement as co-portfolio manager of the Fund at the end of 2022, Ms. McLemore became the sole portfolio manager for the Fund on January 1, 2023, and Bill Miller III serves as a senior adviser to PCM. The investment and business teams that currently support the Fund at MVP are expected to join Ms. McLemore at PCM and this continuity is expected to ensure a successful transition of the Fund’s management to PCM. The Board also considered that if the Proposed Advisory Agreement is approved, the Fund’s investment advisory fee would not increase and PCM would continue the Fund’s current expense caps for at least two years from the date of the Transaction.

The Board evaluated the recommendation of the Fund’s portfolio manager to reclassify the diversification status of the Fund, noting their belief that the change from diversified to non-diversified would be likely to benefit the Fund and its shareholders as the portfolio manager would have more flexibility to pursue the Fund’s current investment strategy.

Q&A 4

Q:    Are there any differences between the material terms of the Current Advisory Agreement and the Proposed Advisory Agreement?

A: No. There are no differences between the material terms of the Current Advisory Agreement and the Proposed Advisory Agreement.

Q:    Does the Fund’s Board of Trustees recommend that I approve the Proposal 1 and 2?

A:    Yes. The Board has unanimously approved the Proposed Advisory Agreement with the Adviser, on behalf of the Fund, and recommends that you vote to approve Proposal 1. The Board has also unanimously approved the proposal to reclassify the Fund from diversified to non-diversified by eliminating the Fund’s fundamental policy regarding diversification and recommends that you vote to approve Proposal 2.

Q:    Are there other diversification requirements that will still apply to the Fund if it becomes non-diversified under the 1940 Act?

A:    Yes, if Proposal 2 is approved, the Fund would continue to be subject to diversification tests under Subchapter M of the Internal Revenue Code that apply to regulated investment companies. To qualify, among other requirements, the Fund must limit its investment so that, at the close of each quarter of the taxable year, (1) not more than 25% of the Fund’s total assets may be invested in the securities of a single issuer, and (2) with respect to 50% of its total assets, not more than 5% of its total assets may be invested in the securities of a single issuer and the Fund may not own more than 10% of the outstanding voting securities of a single issuer.

Q:    Will the Fund’s risk profile increase if it is reclassified as non-diversified under the 1940 Act?

A:    Yes. A non-diversified fund may present a heightened degree of investment risk when compared to a diversified fund due to its ability to invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers.

Q:    Who is paying for this proxy mailing and for the other solicitation costs associated with this shareholder meeting?

A:    The expenses in connection with preparing the proxy statement and its enclosures and all solicitations will be paid by MVP.

Q:    Who is eligible to vote?

A:    Shareholders of record of the Fund as of the close of business on December 30, 2022 (the “Record Date”) are entitled to be present and to vote at the Meeting or any postponement or adjournment thereof. Shareholders of record of the Fund at the close of business on the Record Date will be
Q&A 5

entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on the Proposals presented at the Meeting.

Q:    What vote is required?

A:    Approval of the Proposed Advisory Agreement and reclassification of diversification status requires the vote of the “majority of the outstanding voting securities,” which is defined under the 1940 Act as the lesser of: (a) 67% or more of the shares of the Fund present in person or represented by proxy, if the holders of more than 50% of the outstanding shares are present in person or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund.

Q:    How do I vote my shares?

A:    For your convenience, you may vote your shares in the following four ways:

    By Mail: You may vote your shares by completing, dating, signing and returning your proxy card by mailing it in the enclosed postage-paid envelope.

    By Telephone: You may vote your shares by telephone. To do so, please have your proxy card available, call the toll-free number on the proxy card and follow the simple instructions.

    Online: You may vote your shares using the internet. To do so, please have your proxy card available and go to the website shown on the proxy card. Follow the simple instructions found on the website.

In Person: You may vote your shares in person at the Meeting if you attend.

If you simply sign and date the proxy card, but do not indicate a specific vote for a Proposal, your shares will be voted FOR the Proposals and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Meeting.

Abstentions, if any, will be counted as votes present for purposes of determining whether a quorum is present. With regard to the Proposed Advisory Agreement, the failure to vote, other than by abstentions, assuming more than 50% of the Fund’s outstanding shares are present, has no effect if (a) above (in the answer to the question, “What Vote Is Required?”) is applicable and has the same effect as a vote against a Proposal if (b) above is applicable. Abstentions have the same effect as a vote AGAINST a Proposal regardless of whether (a) or (b) above is applicable.

Whether you vote in person, by mail, by telephone or by internet, you may revoke your proxy at any time before it is exercised by giving the Trust’s Secretary written notice of your revocation, by submitting a subsequent proxy (the subsequent proxy may be submitted by mail, telephone or internet) or by voting in person at the Meeting. Your attendance at the Meeting does not automatically revoke your proxy.

Q&A 6

Q:    How can a quorum be established?

A:    Under the Trust’s Bylaws, a quorum is constituted by the presence in person or by proxy of one-third of the outstanding shares of the Fund entitled to vote at the Meeting. Abstentions on the Proposals are counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Q:    What will happen if there are not enough votes to approve the Proposals?

A:    It is important that we receive your signed proxy card to ensure that there is a quorum for the Meeting. If we do not receive your vote as the date of the Meeting approaches, you may be contacted to remind you to vote your shares and help you return your proxy. In the event a quorum is present at the Meeting but sufficient votes to approve the Proposals are not received, the persons named as proxies may propose one or more postponements or adjournments of the Meeting to permit further solicitation of proxies, provided they determine that such a postponement or adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the Proposals, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities, and the nature of the reasons for such further solicitation. Neither Proposal 1 nor Proposal 2 is contingent on the approval of the other proposal.

Q:    If I vote by mail, how do I sign the proxy card?

A:    Individual Accounts:  Shareholders should sign exactly as their names appear on the account registration shown on the proxy card.

Joint Accounts:  Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts:  The person signing must indicate his or her capacity.  For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

Please complete, date, sign and return the enclosed proxy card in the enclosed envelope.  You may proxy vote by internet or telephone in accordance with the instructions set forth on the enclosed proxy card.  No postage is required if mailed in the United States.

Q&A 7

Opportunity Trust

a series of Trust for Advised Portfolios
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-855-796-2120

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 12, 2023

A special meeting of shareholders (the “Meeting”) of the Opportunity Trust (formerly the Miller Opportunity Trust) (the “Fund,”), a series of Trust for Advised Portfolios (the “Trust”), will be held on April 12, 2023, at 11:30 a.m. Central Time, at the offices of U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, Wisconsin 53202. At the Meeting, shareholders of the Fund will be asked to consider and act upon the following proposals:

PROPOSAL 1: To approve an investment advisory agreement between the Trust, on behalf of the Fund, and Patient Capital Management, LLC.

PROPOSAL 2: To approve the reclassification of the Fund from diversified to non-diversified by eliminating the Fund’s fundamental policy regarding diversification.

Shareholders may also be asked to transact such other business as may properly come before the Meeting or any postponements or adjournments thereof.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

The Trust’s Board of Trustees has fixed the close of business on December 30, 2022 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting and any postponements or adjournments thereof.

Please read the accompanying proxy statement. Regardless of whether you plan to attend the Meeting, please complete, date, sign and return promptly the enclosed proxy card so that a quorum will be present and a maximum number of shares may be voted for the Fund. In the alternative, please call the toll-free number on your proxy card to vote by telephone or go to the web site shown on your proxy card to vote over the internet.

By Order of the Board of Trustees

Scott A. Resnick
Secretary
Milwaukee, Wisconsin
January 31, 2023

Your vote is important - please vote your shares promptly.

Opportunity Trust

a series of Trust for Advised Portfolios
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-855-796-2120

PROXY STATEMENT
January 31, 2023

This Proxy Statement is being furnished to the shareholders of the Opportunity Trust (formerly the Miller Opportunity Trust) (the “Fund”), a series of Trust for Advised Portfolios (the “Trust”), on behalf of the Trust’s Board of Trustees (the “Board”) in connection with the Fund’s solicitation of shareholders’ proxies for use at a special meeting of shareholders of the Fund (the “Meeting”) to be held on April 12, 2023, at 11:30 a.m. Central Time, at the offices of U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

Important Notice Regarding the Internet Availability of Proxy Materials for the Shareholder Meeting to be Held on April 12, 2023. A copy of the Notice of Special Meeting of Shareholders and the Proxy Statement are available at www.proxyvote.com.

Shareholders of record at the close of business on December 30, 2022 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting and any postponements or adjournments thereof. The approximate mailing date of this Proxy Statement to shareholders is February 10, 2023. The Meeting will be held for the following purpose:

PROPOSAL 1: To approve an investment advisory agreement between the Trust, on behalf of the Fund, and Patient Capital Management, LLC.

PROPOSAL 2: To approve the reclassification of the Fund from diversified to non-diversified by eliminating the Fund’s fundamental policy regarding diversification.

PROPOSAL 1:

APPROVAL OF INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND
PATIENT CAPITAL MANAGEMENT, LLC

Background. This proposal relates to the assignment of the Fund’s investment advisory agreement with Miller Value Partners, LLC (“MVP”). MVP has served as the investment adviser to the Fund since its inception pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and MVP (the “Current Advisory Agreement”). MVP intends to assign all of its obligations under the Current Advisory Agreement, with respect to the Fund, to Patient Capital Management, LLC (“PCM” or the “Adviser”), a registered investment adviser owned by Samantha McLemore and William H. Miller III (“Bill Miller III”), pursuant to the terms of an asset purchase agreement between PCM and MVP (the “Transaction”). Samantha McLemore owns a controlling interest in PCM, and Bill Miller III owns a minority interest in PCM. Beginning in 2014 and until December 31, 2022, Ms. McLemore and Bill Miller III were the Fund’s co-portfolio managers. After Bill Miller III retired from his role as co-portfolio manager at the end of 2022, Ms. McLemore became the sole portfolio manager for the Fund on January 1, 2023, and Bill Miller III serves as a senior adviser to PCM.

Under the Investment Company Act of 1940, (the “1940 Act”), and the terms of the Current Advisory Agreement, the Transaction will result in the automatic termination of the Current Advisory Agreement. In order for PCM to serve as investment adviser to the Fund, and for Samantha McLemore to continue to serve as portfolio manager of the Fund, shareholders of the Fund must approve an investment advisory agreement between the Trust, on behalf of the Fund, and PCM (the “Proposed Advisory Agreement”). If approved, the Proposed Advisory Agreement will be effective upon the date of the Transaction. Accordingly, on Wednesday, June 29, 2022, the Board of Trustees of the Trust (the “Board”), including a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”) approved the Proposed Advisory Agreement between the Trust, on behalf of the Fund, and PCM.

The Trust is seeking shareholder approval of the Proposed Advisory Agreement. There are no differences in PCM’s obligations under the Proposed Advisory Agreement and MVP’s obligations under the Current Advisory Agreement. The Current Advisory Agreement was last approved by the Board, including a majority of the trustees who are not “interested persons” of the Trust, as defined under the 1940 Act (“Independent Trustees”), at its meeting held on August 25-26, 2022, and was last approved by shareholders on February 21, 2017, in connection with the reorganization that moved the Fund’s assets to the Trust.

The Transaction will not consummate until after shareholders have approved the Proposed Advisory Agreement. If shareholders do not approve Proposal 1, MVP will continue to manage the Fund pursuant to the Current Advisory Agreement, and MVP and the Board will consider alternative options.

Summary of the Current Advisory Agreement and Proposed Advisory Agreement. The material terms of the Proposed Advisory Agreement are substantially identical to the material terms of the Current Advisory Agreement. A copy of the Proposed Advisory Agreement is attached to this Proxy Statement as Exhibit A. The following description of the Proposed Advisory Agreement is only a summary.

Description of Proposed Advisory Agreement. If approved by shareholders at the Meeting, PCM will provide the advisory and investment management services pursuant to the terms of the Proposed Advisory Agreement. The Proposed Advisory Agreement will remain in effect for a period of two (2)

years, unless sooner terminated. After the initial two-year period, continuation of the Proposed Advisory Agreement from year-to-year is subject to annual approval by the Board, including at least a majority of the Independent Trustees. Both the Current Advisory Agreement and the Proposed Advisory Agreement may be terminated by the Board or a vote of a majority (as that term is defined in the 1940 Act) of the shareholders of the Fund upon not more than 60 days’ notice, or by the Adviser upon 60 days’ notice.

Advisory Services. Like the Current Advisory Agreement, the Proposed Advisory Agreement states that, subject to the supervision and direction of the Board, the Adviser will supervise and manage the investment portfolio of the Fund and direct the purchase and sale of investment securities in the day to day management of the Fund.

Management Fees. Like the fee payable to MVP under the Current Advisory Agreement, the Proposed Advisory Agreement provides that the Fund will pay PCM a fee at an annual rate based on the Fund’s average daily net assets of 1.00% of assets on the first $100 million, 0.75% on the next $2.5 billion, 0.70% on the next $2.5 billion, 0.675% on the next $2.5 billion, and 0.65% on amounts over $7.6 billion.

Management Fees Paid to Miller Value Partners, LLC
for the Fiscal Year Ended December 31, 2021

Fiscal Year Ended	Gross Management Fees	Management Waived/Expenses Reimbursed	Management Fees Recouped[1]	Net Management Fees (After Waivers/Expense Reimbursements)
December 31, 2021	$19,659,417	$0	$161,238	$19,820,655
1 Pursuant to an expense limitation agreement MVP has agreed to waive its management fees and/or reimburse operating expenses (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through at least April 30, 2023, so that such annual operating expenses will not exceed 0.88% (with respect to Class I only, such that the previously described annual operating expenses, plus intermediary servicing fees and other class-specific expenses, will not exceed 0.93%). The Adviser may be permitted to recapture amounts waived and/or reimbursed under these limitations within three years after the Adviser waives fees or reimburses expenses under the agreement. In no case will the Adviser recapture any amount that would result, on any particular business day of the Fund, in the total annual operating expenses exceeding the lower of: (1) the applicable expense cap at the time of the waiver and/or reimbursement; or (2) the applicable expense cap at the time of the recapture.

Brokerage Policies. Like the Current Advisory Agreement, the Proposed Advisory Agreement authorizes PCM to select the brokers or dealers that will execute the purchases and sales of securities of the Fund and directs PCM to use its best efforts to obtain the most favorable price. PCM may cause the Fund to pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, if it determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or overall responsibilities with respect to the accounts as to which it exercises investment discretion.

Payment of Expenses. Like the Current Advisory Agreement, the Proposed Advisory Agreement provides that PCM will pay all of the costs and expenses incurred by it in connection with its advisory services provided for the Fund. PCM will not be required to pay the costs and expenses associated with purchasing investments for the Fund (including brokerage commissions and other transaction or custodial charges). However, PCM has agreed to enter into an expense limitation agreement under which PCM will waive fees and/or reimburse operating expenses (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) for two years following the Transaction, so that such annual operating expenses will not exceed 0.88% (with respect to Class I only, PCM has agreed to waive fees and/or reimburse operating expenses such that the previously described annual operating expenses, plus intermediary servicing fees and other class-specific expenses, will not exceed 0.93%). After two years, the Fund’s operating expenses may increase. PCM may be permitted to recapture amounts waived and/or reimbursed under these limitations within three years after PCM waives fees or reimburses expenses under the Proposed Advisory Agreement. In no case will PCM recapture any amount that would result, on any particular business day of the Fund, in the total annual operating expenses exceeding the lower of: (1) the applicable expense cap at the time of the waiver and/or reimbursement; or (2) the applicable expense cap at the time of the recapture. PCM will not be able to recapture previously waived management fees or expenses reimbursed by MVP.

Other Provisions. Like the Current Advisory Agreement, the Proposed Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the agreement on the part of PCM, PCM shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services under the agreement, or for any losses that may be sustained in the purchase, holding or sale of any security. Additionally, the Current Advisory Agreement and Proposed Advisory Agreement provide that the federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing in the agreement should in any way constitute a waiver or limitation of any rights that the Fund’s shareholders may have under any federal securities laws.

Information about PCM. PCM is located at One South Street, Suite 2550, Baltimore, MD 21202. The Adviser does not have any affiliated brokers. The name and principal occupation of the principal executive officer and each director of PCM are listed below. The address of each is c/o Patient Capital Management, LLC, One South Street, Suite 2550, Baltimore, MD 21202.

Name	Principal Occupation
Samantha M. McLemore	Founder, Managing Principal & Chief Investment Officer
James A. Wilson	Head of Operations

Considerations of the Board of Trustees. At meetings held on May 24, 2022 and June 29, 2022, the Board considered information about PCM, the Transaction and its potential impact on the Fund, and the terms of the Proposed Advisory Agreement. The Board reviewed materials that provided detailed information about PCM and discussed the Transaction with representatives of MVP and PCM. In evaluating the Proposed Advisory Agreement, the Board also considered information and analysis provided by MVP and the Fund’s portfolio managers over the course of their service to the Fund. The Board considered the information carefully in conjunction with the detailed information it received from MVP for its August 12-13, 2021 meeting during which the Board conducted its annual consideration and approval of the continuance of the Current Advisory Agreement. At that time, the Board reviewed substantial information regarding the Fund, MVP, and the services provided by MVP and the Fund’s portfolio managers to the Fund under the Current Advisory Agreement. The Board further considered the fact that there are no differences between the materials terms of the Proposed Advisory Agreement and the Current Advisory Agreement.

In considering the approval of the Proposed Advisory Agreement, the Board considered the following factors and made the following determinations. In its deliberations, the Board did not identify any single factor or piece of information as all important, controlling, or determinative of its decision to approve the Proposed Advisory Agreement, rather the Board based its determination on the total mix of information available to it, and each Trustee may have attributed different weights to the various factors and information.

•In considering the nature, extent and quality of the services to be provided by PCM, the Board considered PCM’s specific responsibilities in all aspects of the day-to-day management of the Fund as well as the qualifications, experience and responsibilities of the portfolio manager and other key personnel who would be involved in the day-to-day activities of the Fund, noting that the transition from MVP to PCM would provide portfolio management continuity for the Fund. The Board also considered, among other things, PCM’s resources and compliance structure, its chief compliance officer, its compliance record, and its disaster recovery/business continuity plan. The Board considered the effect of the Transaction on PCM’s business activities and operations. The Board concluded that PCM had sufficient quality and depth of personnel, resources, investment methods, and compliance policies and procedures essential to performing its duties under the Proposed Advisory Agreement.

Based on its review, within the context of its full deliberations, the Board concluded that it was reasonable to expect that PCM would provide the same type and quality of services to the Fund following the Transaction as MVP had historically provided. The Board further concluded that it was satisfied with the nature, extent and quality of the services expected to be provided to the Fund by PCM.

•Noting that the Fund’s existing portfolio manager, Samantha McLemore, would continue to manage the Fund under the Proposed Advisory Agreement, in assessing the quality of the portfolio management and other services delivered by the portfolio management team, the Board took note of its comprehensive review of the portfolio manager at the August 2021 meeting. At that time, the Board reviewed the performance of the Fund on both an absolute basis and in comparison to its peer group and relevant benchmark index. The Board considered that the Fund had outperformed relative to its peer group median/average for the one-year, three-, five-, and ten-year periods as of June 30, 2021. At its May and June 2022 meetings, the Board again considered a peer group comparison, noting that the Fund underperformed relative to its peer group median/average for the one-year and three-year five-year periods ended April 30, 2022, but continued to outperform for the five-year and ten-year periods. The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that, in the Board’s view, the nature, overall quality, and extent of the management services expected to be provided would be satisfactory and reliable.

•Noting that the fees under the Proposed Advisory Agreement are the same as the fees under the Current Advisory Agreement, the Board considered its comprehensive review at its August 2021 meeting of the cost of MVP’s services, and the structure and level of the advisory fee payable by the Fund, including a comparison of the fee to fees charged by a peer group of funds. At that time, the Board noted that, although the Fund’s advisory fee and net expense ratio were higher than the peer median and average, both were within the peer group range. At its May and June 2022 meetings, the Board again considered a peer group comparison, noting that the Fund’s advisory fee and net expense ratio continued to be higher than the peer median and average but within the peer group range. After reviewing the materials that were provided, the Trustees noted that the fee to be received by the

Adviser was within the range of advisory fees charged to comparable funds and concluded, within the context of their full deliberations, that such fee was fair and reasonable.

•In considering economies of scale, the Board noted that at its August 2021 meeting the Trustees had considered that, in addition to MVP’s commitment to maintain its caps on the Fund’s expense ratio, MVP’s advisory fee schedule includes breakpoints, which allow for economies of scale to be shared through reductions in the advisory fee as the Fund’s assets grow. Noting that the fee schedule under the Proposed Advisory Agreement is the same as the fee schedule under the Current Advisory Agreement, the Board also considered PCM’s commitment to maintain the Fund’s expense caps for two years after the date of the Transaction. The Trustees concluded that the current expense caps and advisory fee breakpoints are appropriate and reasonable.

•With respect to profitability, the Board reviewed PCM’s financial information and its assertion that its expense projections in managing the Fund are in line with MVP’s actual expenses in managing the Fund. The Board took note of its comprehensive review at the August 2021 meeting of the profitability of MVP from managing the Fund. The Trustees had reviewed MVP’s financial information that was provided in the materials and took into account both the direct and indirect benefits to MVP from managing the Fund. The Trustees had concluded that MVP’s profits from managing the Fund were not excessive and, after a review of the relevant financial information, that MVP appeared to have adequate capitalization and/or would maintain adequate profit levels to support the Fund. At its May and June 2022 meetings, the Board considered PCM’s profitability analysis, its financial condition, and the assumptions as to PCM’s financial condition and operations following the Transaction. The Board concluded that PCM’s anticipated profits from managing the Fund were not excessive and that PCM appeared to have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

Other Legal Requirements under the 1940 Act. When a sale of securities of, or sale of any other interest in, an investment adviser occurs, Section 15(f) of the 1940 Act provides a non-exclusive safe harbor for the investment adviser or any of its affiliated persons to receive any amount or benefit in connection with the sale as long as two conditions are satisfied. The first condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of the applicable fund’s board of trustees (or successor thereto, by reorganization of otherwise) must be trustees who are not “interested persons” of the fund’s investment adviser, or “interested persons” of the predecessor investment adviser, as defined under the 1940 Act. Currently, the Board meets this 75% requirement and intends to continue to do so for the required three-year period.

The second condition specifies that no “unfair burden” may be imposed on the investment company as a result of the transaction relating to the change in control, or any express or implied terms, conditions or understandings. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). PCM has agreed to use its best efforts to ensure that the Transaction will not cause the imposition of an unfair burden, as that term is defined in Section 15(f) of the 1940 Act, on the Fund. In addition, PCM has agreed to maintain the Fund’s current expense cap for a two-year period after the date of the Transaction.

For the reasons set forth above, the Board unanimously recommends that shareholders of the Fund vote “FOR” the proposal to approve the Proposed Advisory Agreement between the Trust, on behalf of the Fund, and Patient Capital Management, LLC.

PROPOSAL 2:

APPROVAL OF THE RECLASSIFICATION OF THE FUND TO NON-DIVERSIFIED

Section 5(b) of the 1940 Act requires mutual funds to be classified as either diversified or non-diversified, and a fund’s diversification status is considered a fundamental policy. Diversified funds are required to have at least 75% of total assets represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the fund and to not more than 10% of the outstanding voting securities of such issuer. Non-diversified funds are not subject to these requirements. Under the 1940 Act, a non-diversified fund is permitted to operate as a diversified fund, but a diversified fund cannot become non-diversified unless approved by the fund’s shareholders. Under applicable SEC guidance, if a non-diversified fund operates for more than three years as diversified, it is considered diversified for SEC diversification purposes, and the change would need to be presented to the fund’s board and then shareholders for approval if the fund wanted to change its classification back to non-diversified.

The Fund is currently classified as a diversified fund. The Fund became a diversified fund in 2020 after operating within diversified fund limitations for three consecutive years. Shareholders are being asked to approve a change in the Fund’s classification from diversified to non-diversified, as defined under the 1940 Act, by eliminating the Fund’s fundamental policy regarding diversification. If the reclassification is approved, the Fund would be permitted to invest a larger percentage of its assets in a single issuer or a smaller number of issuers than it can as a diversified fund. If the reclassification is approved, the Fund will begin to operate as a non-diversified fund on or about April 12, 2023. Though the Fund will be classified as non-diversified, the Adviser will not immediately reposition the Fund and will continue transacting in the ordinary course of business in a manner such that the Fund will not pay any additional transaction fees or taxes with respect to its reclassification.

The Fund is the successor to a mutual fund established in 1999 that was managed since its inception by Bill Miller III. Samantha M. McLemore and Mr. Miller managed that fund as co-portfolio managers beginning in 2014 until Mr. Miller retired at the end of 2022, and Ms. McLemore became the sole portfolio manager for the Fund on January 1, 2023. Since inception of the Fund’s predecessor in 1999, portfolio management has utilized a flexible strategy in the selection of investments, not limited by investment style or asset class. The predecessor to the Fund was established as a non-diversified fund, and that status was indirectly affirmed by shareholders when the predecessor fund was reorganized into the Fund in 2017. The Fund became a diversified fund in 2020 after operating within diversified fund limitations for three years. The portfolio manager believes that the Fund’s reclassification as a non-diversified fund will benefit the Fund and its shareholders because it provides more flexibility to pursue the current investment strategy.

The Board evaluated the recommendation of the portfolio manager to reclassify the diversification status of the Fund, noting the reasons for their belief that it would be in the best interest of the Fund and its shareholders. The Board further noted that the reclassification is consistent with the investment mandate pursued by the Fund (and its predecessor) since inception. The Board considered that, notwithstanding that a non-diversified fund may present a heightened degree of investment risk than a diversified fund, the portfolio manager believes that the ability to invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers would benefit the Fund and its shareholders.

For the reasons set forth above, the Board unanimously recommends that shareholders of the Fund vote “FOR” the proposal to approve the reclassification of the Fund to non-diversified.

GENERAL INFORMATION

Required Vote. Approval of the Proposed Advisory Agreement and the reclassification of the Fund to non-diversified each requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present in person or represented by proxy if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (b) more than 50% of the outstanding shares. If the Proposed Advisory Agreement is approved by the Fund’s shareholders, it is expected to become effective on the date of the Transaction. If the shareholders of the Fund do not approve the proposal, the Board will consider what further actions need to be taken, which may include the liquidation of the Fund. Neither Proposal 1 nor Proposal 2 is contingent on the approval of the other proposal.

Abstentions, if any, will be counted as votes present for purposes of determining whether a quorum is present. The failure to vote, other than by abstentions, assuming more than 50% of the Fund’s outstanding shares are present, has no effect if (a) above is applicable and has the same effect as a vote against a proposal if (b) above is applicable. Abstentions have the same effect as a vote against a proposal regardless of whether (a) or (b) above is applicable.

Record Date/Shareholders Entitled to Vote. The Fund is a series, or portfolio, of the Trust, a Delaware statutory trust and registered investment company under the 1940 Act. The record holders of outstanding shares of the Fund are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting with respect to the Fund. Shareholders of the Fund at the close of business on the Record Date will be entitled to be present and vote at the Meeting. As of that date, Class A of the Fund had 23,660,849.264 shares outstanding and entitled to vote, Class FI of the Fund had 313,514.287 shares outstanding and entitled to vote, Class IS of the Fund had 47,681.705 shares outstanding and entitled to vote, Class C of the Fund had 3,674,848.543 shares outstanding and entitled to vote, Class R of the Fund had 151,337.646 shares outstanding and entitled to vote, and Institutional Class of the Fund had 22,271,218.901 shares outstanding and entitled to vote. As of the Record Date, the Fund had total net assets of $1,132,659,250.

Voting Proxies. You should read the entire proxy statement before voting. If you have any questions regarding the proxy statement, please call 1-855-796-2120. If you sign and return the accompanying proxy card, you may revoke it by giving written notice of such revocation to the Secretary of the Trust prior to the Meeting, by delivering a subsequently dated proxy card, or by attending and voting at the Meeting in person. Proxies voted by telephone or internet may be revoked at any time before they are voted by proxy voting again through the website or toll-free number listed in the enclosed proxy card. All properly executed proxy cards received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Signed proxy cards received prior to the Meeting on which no vote is indicated will be voted “for” each proposal. Proxies may vote at their discretion with respect to other matters not now known to the Board that may be presented to the Meeting. Shareholders who execute proxy cards may revoke them at any time before they are voted, either by writing to the Secretary of the Trust at the Fund’s address noted above, delivering a duly executed proxy card bearing a later date, or voting in person at the time of the Meeting. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.

If sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more postponements or adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote all proxies in favor of postponement or adjournment that voted in favor of each proposal and vote against postponement or adjournment all proxies that voted against each proposal.

Quorum Required. The Fund must have a quorum of shares represented at the Meeting, in person or by proxy, in order to take action on any matter relating to the Fund. Under the Trust’s Bylaws, a quorum is constituted by the presence in person or by proxy of one-third of the outstanding shares of the Fund entitled to vote at the Meeting.

Abstentions will be treated as present for determining whether a quorum is present with respect to a particular matter.

If a quorum is not present at the Meeting, or a quorum is present at the Meeting but sufficient votes to approve a proposal for the Fund are not received, the Secretary of the Meeting or the holders of a majority of the shares of the Fund present at the Meeting in person or by proxy may postpone or adjourn the Meeting to permit further solicitation of proxies.

Method and Cost of Proxy Solicitation. Proxies will be solicited by the Trust primarily by mail. The solicitation may also include telephone, facsimile, electronic or oral communications by certain officers, agents, or employees of the Fund or MVP who will not be paid for these services. MVP will pay the costs of the Meeting and the expenses incurred in connection with the solicitation of proxies, including those expenses incurred by MVP. The Trust may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons. MVP may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of the Fund. The Fund has retained Broadridge Financial Solutions, Inc. as the proxy solicitor, which will provide printing, mailing, solicitation, and tabulation services. The estimated cost of the proxy solicitation, which will be borne by the Adviser, is $260,000.

Other Service Providers. The Fund’s distributor and principal underwriter is Quasar Distributors, LLC, 111 East Kilbourn Avenue, Suite 1250, Milwaukee, Wisconsin, 53202. The Fund’s administrator, transfer agent and dividend disbursing agent is U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI 53202.

Share Ownership. To the knowledge of the Trust’s management, as of the Record Date, the following shareholders were considered to be either a control person or principal shareholder of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existing of control. A principal shareholder is one who owns of record or beneficially 5% or more of any class of the outstanding shares of the Fund.

Class A Name and Address	Parent Company	Jurisdiction	% of Ownership	Type of Ownership
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	MORGAN STANLEY	DE	47.02%	RECORD
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	N/A	N/A	13.17%	RECORD

Class C Name and Address	Parent Company	Jurisdiction	% of Ownership	Type of Ownership
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	MORGAN STANLEY	DE	23.56%	RECORD
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	N/A	N/A	17.52%	RECORD
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET SAINT LOUIS MO 63103-2523	N/A	N/A	8.84%	RECORD
TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	N/A	N/A	8.34%	RECORD
AMERIPRISE FINANCIAL SERVICES LLC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	N/A	N/A	5.60%	RECORD

Class FI Name and Address	Parent Company	Jurisdiction	% of Ownership	Type of Ownership
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	FIDELITY GLOBAL BROKERAGE GROUP, INC.	DE	30.94%	RECORD
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	N/A	N/A	24.28%	RECORD
VANGUARD BROKERAGE SERVICES 100 VANGUARD BLVD MALVERN PA 19355-2331	N/A	N/A	17.78%	RECORD
TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	N/A	N/A	12.90%	RECORD
ATTN MUTUAL FUND ADMINISTRATOR C/O M&T BANK SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	N/A	N/A	5.80%	RECORD
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	N/A	N/A	2.31%	RECORD

Class R Name and Address	Parent Company	Jurisdiction	% of Ownership	Type of Ownership
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	MORGAN STANLEY	DE	38.55%	RECORD
MG TRUST COMPANY CUST FBO KUCHLER POLK SCHELL WEINER & RICHES 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	MATRIX FINANCIAL SOLUTIONS, INC.	CO	24.74%	RECORD
PENTEGRA TRUST COMPANY AS CUSTODIAN FBO ALLEGANY COUNTY BOE TSA C/O RETIREMENT SYSTEM CONSULTANTS 2 ENTERPRISE DR STE 408 SHELTON CT 06484-4657	N/A	N/A	9.01%	RECORD
ASCENSUS TRUST COMPANY FBO J.R.D. INC 401(K) PLAN PO BOX 10758 FARGO ND 58106-0758	N/A	N/A	8.54%	RECORD

Institutional Class Name and Address	Parent Company	Jurisdiction	% of Ownership	Type of Ownership
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	MORGAN STANLEY	DE	34.88%	RECORD
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	N/A	N/A	13.58%	RECORD
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	N/A	N/A	8.36%	RECORD
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	N/A	N/A	6.90%	RECORD
UBS WM USA SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	N/A	N/A	6.54%	RECORD

Class IS Name and Address	Parent Company	Jurisdiction	% of Ownership	Type of Ownership
JP MORGAN SECURITIES LLC 1 METROTECH CTR N FL 3 BROOKLYN NY 11201-3873	J.P. MORGAN SECURITIES LLC	NY	64.52%	RECORD
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	PERSHING GROUP LLC	DE	26.01%	RECORD
WILLIAM H MILLER III LIVING TRUST WILLIAM H MILLER III TR PO BOX 927 BALTIMORE MD 21203-0927	N/A	N/A	7.42%	BENEFICIAL

As of the Record Date, the Trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of any class of the Fund. As of the Record Date, the following Trustee owned shares of the Fund:

Trustee/Executive Officer	Class/Number of Shares	Percentage of Class
Brian Ferrie	Class A - 4,065.931 shares	0.017%

Other Matters to Come Before the Meeting. The Trust’s management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals. The Trust and the Fund are generally not required to hold annual meetings of shareholders and the Trust generally does not hold a meeting of shareholders in any year unless certain specified shareholder actions, such as election of trustees or approval of a new advisory agreement, are required to be taken under the 1940 Act. By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Trust hereafter called, whether pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 or otherwise, should send the proposal to the Secretary of the Trust, Trust for Advised Portfolios c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 within a reasonable time before the solicitation of the proxies for such meeting. Shareholders who wish to recommend a nominee for election to the Board may do so by submitting the appropriate information about the candidate to the Trust’s Secretary. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the Proxy Statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration at the meeting.

Householding. If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement or would like to receive separate copies of Fund documents in the future, please call 1-855-796-2120. If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-855-796-2120 or write to Miller Value Funds c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Reports to Shareholders. Copies of the Fund’s most recent annual and semi-annual reports may be requested without charge by writing to the Miller Value Funds c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling, toll-free, 1-855-796-2120.

EXHIBIT A

TRUST FOR ADVISED PORTFOLIOS

INVESTMENT ADVISORY AGREEMENT
with
PATIENT CAPITAL MANAGEMENT, LLC

INVESTMENT ADVISORY AGREEMENT made as of the day of 2023, by and between Trust for Advised Portfolios, a Delaware statutory trust (the “Trust”), on behalf of the series of the Trust listed on Schedule A (each a “Fund”), which may be amended from time to time, and Patient Capital Management, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940 (the “Investment Company Act”); and

WHEREAS, each Fund listed on Schedule A is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Trust desires to retain the Adviser to render advice and services to each Fund pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1.APPOINTMENT OF ADVISER. The Trust hereby employs the Adviser, and the Adviser hereby accepts such employment, to render investment advice and related services as set forth in Section 2(a) below with respect to the assets of each Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board of Trustees” or “Board”).

2.DUTIES OF ADVISER.

a.GENERAL DUTIES. The Adviser shall act as investment adviser to each Fund and shall supervise investments of each Fund in accordance with the investment objectives, policies and restrictions of each Fund as set forth in each Fund’s and Trust’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and Amended and Restated By-Laws; each Fund’s prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time and provide in writing to the Adviser (collectively, the “Investment Policies”). In providing such services, the Adviser shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code of 1986, the Uniform Commercial Code and other applicable law.

Without limiting the generality of the foregoing, the Adviser shall: (i) furnish each Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities and other investments for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of each Fund, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iii) vote proxies for each Fund, and the power to exercise any rights, options, warrants, conversion privileges and redemption privileges for each Fund, the right to tender Fund securities pursuant to a tender offer, and shall file beneficial ownership reports required by Section 13(d) or 13(g) of the Securities Exchange Act of 1934 (the “1934 Act”) for the Fund; (iv) maintain records relating to the advisory services provided by the Adviser hereunder required to be prepared and maintained by the Adviser or each Fund pursuant to applicable laws; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of each Fund’s assets which the officers of the Trust may reasonably request; and (vi) render to the Trust’s Board of Trustees such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees. It is understood and agreed that the Adviser shall have no obligation to initiate litigation on behalf of any Fund.

b.BROKERAGE. The Adviser shall be responsible for decisions to buy and sell securities for each Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Trust’s Board of Trustees. In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following factors, among others, into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of each Fund on a continuing basis. The price to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered or as set forth below.

Subject to such policies as the Board of Trustees of the Trust may determine and consistent with Section 28(e) of the 1934 Act, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities to clients for which it exercises investment discretion. Subject to the same policies and legal provisions, the Adviser is further authorized to allocate the orders placed by it on behalf of each Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

When the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate orders of the Fund and of those other clients for the purchase or sale of the security. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The Trust authorizes and empowers the Adviser to open and maintain trading accounts in the name of a Fund and to execute for the Fund as its agent and attorney-in-fact standard institutional customer agreements with such broker or brokers as the Adviser shall select as provided herein. The Adviser shall cause all securities and other property purchased or sold for a Fund to be settled at the place of business of the Custodian or as the Custodian shall direct. All securities and other property of a Fund shall remain in the direct or indirect custody of the Custodian except as otherwise authorized by the Board.

The Adviser further shall have the authority to instruct the Custodian to pay cash for securities and other property delivered to the Custodian for a Fund and deliver securities and other property against payment for the Fund, and such other authority granted by the Trust from time to time. The Adviser shall not have authority to cause the Custodian to deliver securities and other property or pay cash to the Adviser except as expressly provided herein.

3.REPRESENTATIONS OF THE ADVISER.

a.The Adviser shall use its best judgment and efforts in rendering the advice and services to each Fund as contemplated by this Agreement.

b.The Adviser shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

c.The Adviser shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

d.The Adviser shall maintain errors and omissions insurance in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage and (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall upon reasonable request provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

4.INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or any Fund in any way, or in any way be deemed an agent for the Trust or for any Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to each Fund under the provisions of this Agreement are not to be deemed exclusive, and that the Adviser may give advice and take action with respect to other clients, including affiliates of the Adviser, that may be for similar or different from that given to the Fund.

5.ADVISER’S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include any compliance staff and personnel required by the Adviser and reasonably requested by the Board of Trustees.

6.EXPENSES.

a.With respect to the operation of each Fund, the Adviser shall be responsible for (i) the Fund’s offering expenses; (ii) providing the personnel, office space and equipment reasonably necessary to perform its obligations hereunder; (iii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the Investment Company Act (each, a “12b-1 Plan”); (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Adviser and attendance at required annual Board meeting; (v) the costs associated with any supplements to the Fund’s registration statement created at the Adviser’s request for the purpose of updating information on account of actions or inactions attributable to the Adviser; and (vi) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board of Trustees). If the Adviser has agreed to limit the operating expenses of a Fund, the Adviser also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit, subject to the terms of such agreement.

b.Each Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent, transfer agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board of Trustees that are properly payable by the Fund; salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications to shareholders; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; all fees and expenses of its administrator; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

c.The Adviser may voluntarily or contractually absorb certain Fund expenses.

d.To the extent the Adviser incurs any costs by assuming expenses which are an obligation of a Fund as set forth herein, the Fund shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which a Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from such Fund to the extent of the Adviser’s actual costs for providing such services. In determining the Adviser’s actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing such services.

e.To the extent that the Adviser pays fees, in addition to any Fund distribution or servicing fees, to financial intermediaries, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, the Adviser shall report such payments regularly to the Trust on the amounts paid and the relevant financial institutions.

7.INVESTMENT ADVISORY AND MANAGEMENT FEE.

a.Each Fund shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all services furnished or provided to such Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

b.The management fee shall be accrued daily by each Fund and paid to the Adviser on the first business day of the succeeding month.

c.The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

d.The fee payable to the Adviser by a Fund under this Agreement will be reduced to the extent of any receivable owed by the Adviser to the Fund and as required under any expense limitation agreement applicable to the Fund.

e.The Adviser voluntarily may reduce any portion of the compensation due to it pursuant to this Agreement and may voluntarily make payments to limit the expenses that are the responsibility of a Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

8.NO SHORTING; NO BORROWING. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of any Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Adviser agrees that neither it nor any of its officers or employees shall borrow from any Fund or pledge or use any Fund’s assets in connection with any borrowing not directly for the Fund’s benefit. For this purpose, failure to pay any amount due and payable to any Fund for a period of more than thirty (30) days shall constitute a borrowing.

9.CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or any Fund to take any action contrary to the Trust’s Agreement and Declaration of Trust, Amended and Restated By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust and Fund. In this connection, the Adviser acknowledges that the Trustees retain ultimate plenary authority over each Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10.REPORTS AND ACCESS; APPROVAL.

a.The Adviser agrees to supply such information to each Fund’s administrator and to permit such compliance inspections by each Fund’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Board of Trustees.

b.The Trust agrees to provide the Adviser such information about the Trust and each Fund as is necessary and appropriate for the Adviser to perform its services hereunder. Such information includes, but is not limited to, the Funds’ prospectuses and supplements to prospectuses, statements of additional information, proxy statements, reports to shareholders, certified copies of the Funds’ financial statements, the Trust’s Agreement and Declaration of Trust and Amended and Restated By-Laws, any changes to Investment Policies, and all compliance policies and procedures of the Trust. The Trust agrees to provide to the Adviser promptly any amendment to the foregoing and, if any such amendment would materially affect the services to be provided by the Adviser hereunder, the Trust agrees to provide the amendment to the Adviser prior to its adoption by the Board of Trustees.

c.The Trust represents and warrants that this Agreement has been authorized by the Board of Trustees and by shareholders in accordance with applicable law.

11.ADVISER’S LIABILITIES AND INDEMNIFICATION.

a.The Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in each Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials), relating to (i) the Adviser and its affiliates, (ii) the Fund’s investment strategies and related risks, and (iii) other information, in each case only if supplied by the Adviser for inclusion therein.

b.Subject to Section 11(c) herein, the Adviser shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Adviser in contradiction of the Investment Policies, other than losses or damages relating to lost profits.

c.In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or any Fund or to any shareholder of any Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by any Fund. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, any Fund or any shareholder of any Fund may have under any federal securities law or state law.

d.Each party to this Agreement shall indemnify and hold harmless (each such party, the “Indemnifying Party”) the other party and the shareholders, directors, members, managers, agents, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) (collectively, “Losses”) arising out of the Indemnifying Party’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties hereunder; provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any Loss to which such Indemnified Party would otherwise be subject by reason of such party’s willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

e.No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer or employee of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12.NON-EXCLUSIVITY; TRADING FOR ADVISER’S OWN ACCOUNT. The Trust’s employment of the Adviser is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein with respect to other series of the Trust. Likewise, the Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Adviser expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to any Fund under this Agreement; and provided further that the Adviser will adopt a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Board of Trustees.

13.TRANSACTIONS WITH OTHER INVESTMENT ADVISERS. The Adviser is not an affiliated person of any investment adviser responsible for providing advice with respect to any other series of the Trust, or of any promoter, underwriter, officer, director, member of an advisory board or employee of any other series of the Trust. The Adviser shall not consult with the investment adviser of any other series of the Trust concerning transactions for each Fund or any other series of the Trust.

14.TERM. This Agreement shall become effective with respect to a Fund as of the date listed on Schedule A to this Agreement, and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of each Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof cast at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings set forth in the Investment Company Act.

15.RIGHT TO USE NAME. The Adviser warrants that each Fund’s name is not deceptive or misleading and that the Adviser has rights to any distinctive name used by a Fund. Any concern regarding copyright, trademark, or patent infringement with respect to the name used by a Fund managed by the Adviser shall be resolved by the Adviser. Each Fund acknowledges that its use of any distinctive name is derivative of its relationship with the Adviser. Each Fund may use the name connected with the Adviser or any name derived from or using the name of the Fund managed by the Adviser only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Trust and Fund shall cease to use such a name or any other name connected with the Adviser.

It is understood and hereby agreed that the name “Trust for Advised Portfolios” or “TAP” is the property of the Trust for copyright and all other purposes. The Adviser undertakes and agrees that, in the event that the Adviser shall cease to act as investment adviser to the Fund, the Adviser shall promptly take all necessary and appropriate action to discontinue use of the Trust’s name and will further refrain from using the Trust’s name; provided, however, that the Adviser may continue to use the Trust’s name for the sole purpose of identifying the Trust as an account formerly managed by the Adviser or as otherwise consented to by the Trust in writing prior to such use.

It is additionally understood and hereby agreed that the name or any reasonable derivation of the same, is the property of the Adviser for copyright and all other purposes. The Trust undertakes and agrees that, in the event that the Adviser shall cease to act as investment adviser to the Funds, the Trust shall promptly take all necessary and appropriate action to discontinue use of the Adviser’s name and will further refrain from using the Adviser’s name; provided, however, that the Trust may continue to use the Adviser’s name for the sole purpose of identifying the Trust as an account formerly managed by the Adviser or as otherwise consented to by the Adviser in writing prior to such use.

16.TERMINATION; NO ASSIGNMENT; AMENDMENT.

a.This Agreement may be terminated by the Trust on behalf of any Fund at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund, upon written notice to the Adviser, and by the Adviser upon sixty (60) days’ written notice to such Fund. In the event of a termination, the Adviser shall cooperate in the orderly transfer of such Fund’s affairs and, at the request of the Board of Trustees, transfer, at such Fund’s expense, any and all books and records of each Fund maintained by the Adviser on behalf of such Fund.

b.This Agreement shall terminate automatically in the event of any assignment thereof, as defined in the Investment Company Act.

c.This Agreement constitutes the entire agreement between the Trust on behalf of each Fund and the Adviser with respect to its subject matter and may be amended or modified only by a writing signed by duly authorized officers of both the Trust and the Adviser. This Agreement shall pertain to each Fund and to such additional investment portfolios of the

Trust as shall be designated in amendments or supplements to this Agreement, as further agreed between the Trust and the Adviser.

17.Nonpublic Personal Information. Notwithstanding any provision herein to the contrary, the Adviser agrees on behalf of itself and its managers, members, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to each Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”); and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Adviser. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

18.ANTI-MONEY LAUNDERING COMPLIANCE. The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Adviser agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Adviser, now and in the future; provided, however, that the Adviser shall not be liable in respect of any failure by it to comply with changes to the Trust’s Anti-Money Laundering Policy of which it has not been notified in writing by the Trust a reasonable time in advance of the effectiveness of such changes. The Adviser further agrees to provide to the Trust and/or the administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

19.CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and each Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Adviser agrees to use its best efforts to assist the Trust and each Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Adviser agrees to inform the Trust of any material development related to any Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

20.SEVERABILITY; CHANGE TO LAW. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby. Where the effect of a requirement of the Investment Company Act or Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21.CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

22.GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers as of the date written above.

Trust for Advised Portfolios on behalf of the series listed on Schedule A	PATIENT CAPITAL MANAGEMENT, LLC

By: _______________________________	By: __________________________________
Name: Russell B. Simon	Name: Samantha M. McLemore
Title: President	Title: Managing Principal and Chief Investment Officer

SCHEDULE A
to the
INVESTMENT ADVISORY AGREEMENT
with
PATIENT CAPITAL MANAGEMENT, LLC

Series of Trust for Advised Portfolios	Annual Fee Rate as a Percentage of Average Daily Net Assets	Effective Date
Opportunity Trust	1.00% of assets on the first $100 million, 0.75% on the next $2.5 billion, 0.70% on the next $2.5 billion, 0.675% on the next $2.5 billion, and 0.65% on amounts over $7.6 billion	_______, 2023

MILLER VALUE FUNDS
ONE SOUTH STREET
SUITE 2550
BALTIMORE, MARYLAND 21202

SCAN TO
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1) Read the Proxy Statement and have the proxy card below at hand.
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D94892-Z84184

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSALS.	**For**	**Against**	**Abstain**
1. To approve an investment advisory agreement between the Trust, on behalf of the Fund, and Patient Capital Management, LLC.	☐	☐	☐
2. To approve the reclassification of the Fund from diversified to non-diversified by eliminating the Fund's fundamental policy regarding diversification.	☐	☐	☐

This proxy is solicited on behalf of the Board of Trustees of the Fund. It will be voted as specified. If no specification is made, this proxy shall be voted FOR the proposals. If any other matters properly come before the Meeting to be voted on, the proxy holders may, in their discretion, vote upon any other matters as may properly come before the Special Meeting and any adjournments or postponements thereof.

NOTE: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to be held on April 12, 2023.
The Proxy Statement for this Meeting is available at www.proxyvote.com.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE CAST YOUR VOTE *TODAY!*

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

D94893-Z84184

OPPORTUNITY TRUST
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 12, 2023
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned, having received Notice of the April 12, 2023 Special Meeting of Shareholders (the "Meeting") of the Opportunity Trust (the "Fund"), a series of Trust for Advised Portfolios, hereby appoints Scott A. Resnick, Russell B. Simon, and Eric T. McCormick as proxies, each with full power of substitution and revocation, to represent the undersigned and to vote all shares of the Fund that the undersigned is entitled to vote at the Meeting to be held at the principal offices of Trust for Advised Portfolios, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202 on April 12, 2023, at 11:30 a.m. Central Time, and any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares previously given. This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card or by written notice to the Secretary of Trust for Advised Portfolios prior to the date of the Meeting or by voting at the Meeting.